                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):        March 6, 2000
                                                              -------------


                                   HEI, INC.
                                   ---------
            (Exact Name of Registrant as Specified in Its Charter)


                                   Minnesota
                                   ---------
                (State or Other Jurisdiction of Incorporation)



           0-10078                                     41-0944876
           -------                                     ----------
(Commission File Number)                     (IRS Employer Identification No.)



1495 Steiger Lake Lane, Victoria, Minnesota                        55386
-------------------------------------------                        -----
(Address of Principal Executive Offices)                         (Zip Code)


                                 952-443-2500
                                 ------------
             (Registrant's Telephone Number, Including Area Code)



                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.   Acquisition or Disposition of Assets.

     On March 6, 2000, HEI, Inc., a Minnesota corporation ("HEI"), completed its acquisition of Cross Technology, Inc., a Minnesota corporation ("Cross"), in accordance with an Agreement and Plan of Reorganization (the "Merger Agreement"), dated as of February 25, 2000, between HEI, Cross and the shareholders of Cross. Cross, which is now a wholly owned subsidiary of HEI, manufactures and markets wireless Smart Cards and other ultra-miniature radio frequency (RF) applications.

     As provided in the Merger Agreement, each share of Cross common stock outstanding was canceled and exchanged for 5 shares of HEI common stock. In total, HEI issued 600,000 shares of its common stock in exchange for all of the issued and outstanding shares of Cross common stock. The closing price of HEI common stock on the Nasdaq Stock Market on March 6, 2000 was $13-1/8. The merger was structured as a tax-free reorganization for U.S. federal income tax purposes, and HEI intends to account for the merger as a pooling of interests.

     Prior to the merger, no material relationship existed between Cross and HEI or any of its affiliates, any director or officer of HEI, or any associate of any such director or officer. In connection with the merger, management of HEI has recommended to its Board of Directors that the Board be expanded by one seat and that Leonard Hadden, the former president of Cross, be named to fill that seat. HEI's Board of Directors has not yet acted on the recommendation.

     The foregoing information is only a summary and is qualified in its entirety by the information contained in the documents filed as exhibits to this Form 8-K.

Item 7.   Financial Statements and Exhibits.

     (a) The required financial statements of Cross currently are not available. The financial statements will be filed as soon as practicable, but no later than May 19, 2000.

     (b) The required pro forma financial information related to the acquisition of Cross currently is not available. The pro forma information will be filed as soon as practicable, but no later than May 19, 2000.

     (c)  Exhibits:

          2.1 Agreement and Plan of Reorganization, dated February 25, 2000, by and among HEI, Inc., Cross Technology, Inc., Leonard Acquisition Corp., and the shareholders of Cross Technology.

          99.1 Press release describing the proposed merger, dated February 28, 2000.

          99.2 Press release describing the completed merger, dated March 6, 2000.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


Dated:   March 21, 2000

                                   HEI, INC.


                                   By /s/ Anthony J. Fant
                                      ----------------------
                                      Anthony J. Fant
                                      Chairman and
                                      Chief Executive Officer

                               INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Reorganization, dated February 25, 2000, by and among HEI, Inc., Cross Technology, Inc., Leonard Acquisition Corp., and the shareholders of Cross Technology.

99.1 Press release describing the proposed merger, dated February 28, 2000.

99.2 Press release describing the completed merger, dated March 6, 2000.